UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2025
MOODY’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 553-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR	3

ITEM 8.01	OTHER EVENTS	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

EXHIBIT 3.1

Item 5.03, “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year”

On October 14, 2025, the Board of Directors (the “Board”) of Moody’s Corporation (the “Company”) approved an amendment of the Company’s Amended and Restated By-Laws (the “By-Laws”) to update certain procedural and disclosure requirements for director nominations and/or other business proposals by stockholders for consideration at stockholder meetings under the advance notice provisions of the By-Laws. The amendments also make other administrative, modernizing, clarifying, and conforming changes. The amendments took effect upon approval by the Board and are summarized below.

The advance notice provisions of the By-Laws were amended to: (1) revise and expand the timeframe for a stockholder to provide notice of director nominations and/or other business proposals, other than those submitted for inclusion in the Company’s proxy statement and form of proxy (“Proxy Materials”) pursuant to the proxy access provisions of the By-Laws or Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), to no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; (2) expand and clarify the information requirements applicable to any such notice of director nominations and/or other business proposals, including by requiring disclosure of plans or proposals that would be required to disclosed pursuant to Item 4 of Schedule 13D under the Exchange Act, performance fee arrangements relating to the Company’s stock, ownership interests in certain other entities, and certain compensation and other monetary agreements; (3) address procedural and technical provisions applicable to such notices and to the conduct of meetings of stockholders; and (4) clarify the scope of certain provisions and add defined terms.

Additionally, the By-Laws were amended to include other updates that modernize or provide flexibility under various administrative provisions, as well as clarifying, conforming, or technical amendments.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the By-Laws, dated October 14, 2025, which are filed as Exhibit 3.1 hereto.

Item 8.01, “Other Events”

Under the Company’s By-Laws, as amended as discussed under Item 5.03 above, notices of director nominations and/or other business proposals which are submitted for the 2026 Annual Meeting of Stockholders (which includes information required under Exchange Act Rule 14a-19), other than those submitted for inclusion in the Company’s Proxy Materials pursuant to Exchange Act Rule 14a-8 or the proxy access provisions of the By-Laws, must be received by the Corporate Secretary of the Company at its principal executive offices no earlier than December 16, 2025 and no later than January 15, 2026. If the 2026 Annual Meeting of Stockholders is more than thirty (30) days before or more than thirty (30) days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to the annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the annual meeting or the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. Such matters when submitted must be in full compliance with applicable law and the By-Laws.

The amendments to the By-Laws discussed under Item 5.03 above do not affect the deadlines for stockholder proposals that are submitted for inclusion in the Company’s Proxy Materials for the 2026 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8 or for director nominations submitted for inclusion in the Company’s Proxy Materials pursuant to the proxy access provisions of the By-Laws, which remain as stated in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders, as filed on March 5, 2025.

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

3.1	Amended and Restated By-Laws of Moody’s Corporation, effective October 14, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY'S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Managing Director — Corporate Governance, Securities and Corporate Secretary

Date: October 17, 2025

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